                                                                    Exhibit 99.1


                               PROXIM CORPORATION
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                        DECEMBER 31,  DECEMBER 31,
                     Assets                                 2002          2001
                                                        ------------  ------------
Current assets:
  Cash and marketable securities                        $     17,048  $     23,290
  Accounts receivable, net                                    30,535        27,396
  Inventories, net                                            36,799        19,906
  Deferred tax assets                                             --         8,224
  Other current assets                                         4,657         2,413
                                                        ------------  ------------
    Total current assets                                      89,039        81,229
Property and equipment, net                                   10,110         8,776
Goodwill and other intangibles, net                           71,652        36,613
Restricted cash and long-term investments                      2,489         2,084
Other long-term assets                                         4,133         2,571
Deferred tax assets, net of current portion                       --         3,125
                                                        ------------  ------------
                                                        $    177,423  $    134,398
                                                        ============  ============

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK
            AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                      $     18,147  $      7,549
  Other current liabilities                                   16,917         8,597
                                                        ------------  ------------
    Total current liabilities                                 35,064        16,146
Long-term debt                                                   101            --
Restructuring accruals, long-term portion                     26,579            --
                                                        ------------  ------------
    Total liabilities                                         61,744        16,146
                                                        ------------  ------------

Series A mandatorily redeemable preferred stock               64,412            --
                                                        ------------  ------------

Capital stock                                                315,870       139,239
Deferred stock compensation                                       --          (614)
Unrealized gain on investments                                   307            75
Accumulated deficit                                         (259,382)      (19,530)
Deemed preferred stock dividend                               (2,740)           --
Accretion of series A preferred stock                         (1,890)           --
Less: Notes receivable from employees                           (898)         (918)
                                                        ------------  ------------
  Total stockholders' equity                                  51,267       118,252
                                                        ------------  ------------
                                                        $    177,423  $    134,398
                                                        ============  ============

                               PROXIM CORPORATION
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                         THREE MONTHS ENDED                    YEAR ENDED
                                                    -----------------------------     -----------------------------
                                                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    -----------------------------     -----------------------------
                                                        2002             2001             2002             2001
                                                    ------------     ------------     ------------     ------------
Revenue                                             $     49,951     $     24,175     $    144,660     $    105,730
Cost of revenue                                           28,955           12,074           83,685           55,887
Provision for excess and obsolete inventory                   --               --           12,659               --
                                                    ------------     ------------     ------------     ------------
  Gross profit                                            20,996           12,101           48,316           49,843
Research and development                                   8,616            4,832           29,159           19,114
Selling, general and administrative                       13,874            8,699           49,491           38,603
Amortization of goodwill and intangible assets             5,508            1,713           12,467            5,440
Amortization of deferred stock compensation                  114            2,637              855            5,196
Impairment of goodwill and intangible assets             129,108               --          129,108            4,331
Impairment of loan to officer                              4,500               --            4,500               --
Restructuring charges                                      1,882               --           43,177            1,816
Purchased in-process research and development                 --            6,400           16,100            6,400
Merger costs                                                  --               --               --               30
                                                    ------------     ------------     ------------     ------------
  Loss from operations                                  (142,606)         (12,180)        (236,541)         (31,087)
Interest income (expense)                                   (101)             173              (85)           1,393
                                                    ------------     ------------     ------------     ------------
  Loss before income taxes                              (142,707)         (12,007)        (236,626)         (29,694)
Income tax provision (benefit)                                --             (740)           3,224           (4,096)
                                                    ------------     ------------     ------------     ------------
  Net loss                                              (142,707)         (11,267)        (239,850)         (25,598)
Deemed series A preferred stock dividend                      --               --           (2,740)              --
Accretion of series A preferred stock                     (1,414)              --           (1,890)              --
                                                    ------------     ------------     ------------     ------------
  Net loss attributable to common stockholders      $   (144,121)    $    (11,267)    $   (244,480)    $    (25,598)
                                                    ============     ============     ============     ============

Net loss per share - basic and diluted              $      (1.20)    $      (0.19)    $      (2.33)    $      (0.44)
                                                    ============     ============     ============     ============
Weighted average common shares                           120,134           58,912          105,119           57,559
                                                    ============     ============     ============     ============

As a percentage of revenue:
Gross margin                                                42.0%            50.1%            33.4%            47.1%
Research and development                                    17.2%            20.0%            20.2%            18.1%
Selling, general and administrative                         27.8%            36.0%            34.2%            36.5%

QUARTERLY RESULTS OF OPERATIONS

      The following table presents the Company's unaudited quarterly statements of operations for each of the eight quarters in the period ended December 31, 2002. The Company believes that the historical quarterly information has been prepared substantially on the same basis as the audited financial statements, and all necessary adjustments, consisting only of normal recurring adjustments, have been included in the amounts below to present fairly the unaudited quarterly results of operations. The table reflects the reclassification of the provision for excess and obsolete inventory of $12.7 million from restructuring charges to cost of revenue recorded in the first quarter of 2002 ended March 27, 2002. The results of operations for any quarter are not necessarily indicative of results for the full year or for any future period.

                               PROXIM CORPORATION

                       QUARTERLY STATEMENTS OF OPERATIONS

                                                                          2001         2001         2001         2001
                                                                           Q1           Q2           Q3           Q4
                                                                       ----------   ----------   ----------   ----------
                                                                                          (UNAUDITED)

                                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
Statements of Operations
Revenue                                                                $  37,585    $  22,295    $  21,675    $  24,175
Cost of revenue                                                           18,899       12,085       12,829       12,074
Provision for excess and obsolete inventory                                    -            -            -            -
                                                                       ----------   ----------   ----------   ----------
     Gross profit (loss)                                                  18,686       10,210        8,846       12,101
Operating expenses:
  Research and development                                                 4,077        5,054        5,151        4,832
  Selling, general and administrative                                      9,989        9,488       10,427        8,699
  Amortization of goodwill and intangible assets                             822        1,414        1,491        1,713
  Amortization of deferred stock compensation                              1,941          315          303        2,637
  Impairment of goodwill and intangible assets                             4,331            -            -            -
  Impairment on loan to officer                                                -            -            -            -
  Restructuring charges                                                    1,108          312          396            -
  Purchased in-process research and development                                -            -            -        6,400
  Merger costs                                                                30            -            -            -
                                                                       ----------   ----------   ----------   ----------
    Total operating expenses                                              22,298       16,583       17,768       24,281
Loss from operations                                                      (3,612)      (6,373)      (8,922)     (12,180)
Interest income (expense)                                                    472          444          304          173
                                                                       ----------   ----------   ----------   ----------
Loss before income taxes                                                  (3,140)      (5,929)      (8,618)     (12,007)
Income tax provision (benefit)                                             1,346       (1,797)      (2,905)        (740)
                                                                       ----------   ----------   ----------   ----------
Net loss                                                                  (4,486)      (4,132)      (5,713)     (11,267)
Deemed series A preferred stock dividend                                       -            -            -            -
Accretion of series A preferred stock                                          -            -            -            -
                                                                       ----------   ----------   ----------   ----------
Net loss attributable to common stockholders                           $  (4,486)   $  (4,132)   $  (5,713)   $ (11,267)
                                                                       ==========   ==========   ==========   ==========

Net loss per share attributable to common stockholders -
basic and diluted                                                      $   (0.08)   $   (0.07)   $   (0.10)   $   (0.19)

Shares used to compute net loss per share - basic and diluted             55,999       57,509       57,747       58,912
                                                                       ==========   ==========   ==========   ==========

                                                                          2002           2002        2002        2002
                                                                           Q1             Q2          Q3          Q4
                                                                       ----------     ----------  ----------  ----------
                                                                                           (UNAUDITED)

                                                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)
Statements of Operations
Revenue                                                                $  25,414      $  45,177   $  24,118   $  49,951
Cost of revenue                                                           14,662         25,977      14,091      28,955
Provision for excess and obsolete inventory                               12,659 (A)          -           -           -
                                                                       ----------     ----------  ----------  ----------
     Gross profit (loss)                                                  (1,907)        19,200      10,027      20,996
Operating expenses:
  Research and development                                                 4,549          7,295       8,699       8,616
  Selling, general and administrative                                      8,750         11,647      15,220      13,874
  Amortization of goodwill and intangible assets                             144          2,209       4,606       5,508
  Amortization of deferred stock compensation                                245            180         316         114
  Impairment of goodwill and intangible assets                                 -              -           -     129,108
  Impairment on loan to officer                                                -              -           -       4,500
  Restructuring charges                                                   35,378 (A)      3,582       2,335       1,882
  Purchased in-process research and development                            4,536          1,200      10,364           -
  Merger costs                                                                 -              -           -           -
                                                                       ----------     ----------  ----------  ----------
    Total operating expenses                                              53,602         26,113      41,540     163,602
Loss from operations                                                     (55,509)        (6,913)    (31,513)   (142,606)
Interest income (expense)                                                    131            240        (355)       (101)
                                                                       ----------     ----------  ----------  ----------
Loss before income taxes                                                 (55,378)        (6,673)    (31,868)   (142,707)
Income tax provision (benefit)                                             3,224              -           -           -
                                                                       ----------     ----------  ----------  ----------
Net loss                                                                 (58,602)        (6,673)    (31,868)   (142,707)
Deemed series A preferred stock dividend                                       -              -      (2,740)          -
Accretion of series A preferred stock                                          -              -        (476)     (1,414)
                                                                       ----------     ----------  ----------  ----------
Net loss attributable to common stockholders                           $(58,602)      $  (6,673)  $ (35,084)  $(144,121)
                                                                       ==========     ==========  ==========  ==========

Net loss per share attributable to common stockholders -
basic and diluted                                                        $ (0.96)     $   (0.06)  $   (0.29)  $   (1.20)

Shares used to compute net loss per share - basic and diluted             61,275        119,215     119,557     120,134
                                                                       ==========     ==========  ==========  ==========

(A) Reflects the reclassification of the provision for excess and obsolete inventory from restructuring charges to cost of revenue in Q1 2002.

                                       ###